UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
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☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
IONA Technologies PLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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On August 29, 2008, IONA Technologies PLC (the “Company” or “IONA”) mailed the following letter to its shareholders in connection with its Annual General Meeting:
IONA TECHNOLOGIES PLC
The IONA Building
Shelbourne Road, Ballsbridge
Dublin 4, Ireland
August 29, 2008
Dear Shareholder:
     The 2008 Annual General Meeting of IONA Technologies PLC (the “Company”) will be held at The Four Seasons Hotel, Ballsbridge, Dublin 4, Ireland, on Monday, September 29, 2008, at 3:00 p.m. (local Irish time). The attached Annual Report describes the Company’s performance in 2007 and the attached Notice of Annual General Meeting and Proxy Statement set out the business due to be considered at this meeting.
     On June 25, 2008, the Company and Progress Software Corporation (“Progress”) announced that they had reached agreement on the terms of a recommended acquisition for cash of the entire issued and to be issued share capital of the Company, whereby SPK Acquisitions Limited, a private limited company incorporated under Irish company law and a wholly-owned subsidiary of Progress (“SPK Acquisitions”), will acquire all of the issued and to be issued share capital of the Company not already owned by Progress or its subsidiaries for cash (the “Scheme”) by means of a scheme of arrangement under Section 201 of the Irish Companies Act 1963 (the proposed acquisition by SPK Acquisitions of the Company is referred to as the “Acquisition”).
     If the Scheme becomes effective and the Acquisition closes before September 29, 2008, SPK Acquisitions and other subsidiaries of Progress will hold all of the issued shares of the Company. As the holders of all of the Company’s shares, Progress and its subsidiaries will be the only shareholders entitled to attend the Annual General Meeting. Under such circumstances, any voting materials you mail in connection with the Annual General Meeting will not be counted because you will no longer be a shareholder. The Company will make further announcements in due course regarding the status of the Acquisition.
Yours sincerely,
Christopher M. Mirabile
Secretary
THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt about the contents of this document or what action you should take, you should consult your stockbroker, bank manager, or other independent professional adviser. If you have sold or transferred all your Ordinary Shares in IONA Technologies PLC, please forward this document at once to the stockbroker, bank or other agent through whom the sale was affected for transmission to the purchaser.
Disclosure Required by the Irish Takeover Rules
     The directors of the Company accept responsibility for the information contained in this letter. To the best of the knowledge and belief of the directors of the Company (who have taken all reasonable care to ensure such is the case), the information contained in this letter is in accordance with the facts and does not omit anything likely to affect the import of such information.
     Any person who is a holder of 1% or more of the share capital of the Company may have disclosure obligations under Rule 8.3 of the Irish Takeover Rules, effective from the date of the commencement of the offer period in respect of the Acquisition.
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Important Additional Information and Where to Find It
In connection with its Annual General Meeting, IONA filed a proxy statement with the Securities and Exchange Commission on April 29, 2008 and mailed it to IONA shareholders on or about August 29, 2008. Investors and shareholders of IONA are urged to read the proxy statement and the other relevant materials available because they contain important information about IONA and the Annual General Meeting.
The proxy statement and other relevant materials, and any and all documents filed by IONA with the Securities and Exchange Commission, may be obtained free of charge at the Securities and Exchange Commission’s web site at www.sec.gov. In addition, investors and shareholders may obtain free copies of the documents filed with the Securities and Exchange Commission by IONA by directing a written request to IONA, c/o IONA Technologies, Inc., 200 West Street, Waltham, Massachusetts 02451, United States of America, Attention: Investor Relations.
INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE ANNUAL GENERAL MEETING.
IONA and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of IONA in connection with the Annual General Meeting. Information about those executive officers and directors of IONA and their ownership of IONA Shares is set forth in IONA’s Annual Report on Form 10-K for the year ended December 31, 2007, which was filed with the Securities and Exchange Commission on March 14, 2008, and the proxy statement for IONA’s 2008 Annual General Meeting, which was filed with the Securities and Exchange Commission on April 29, 2008, and is supplemented by other public filings made, and to be made, with the Securities and Exchange Commission. Investors and shareholders may obtain additional information regarding the direct and indirect interests of IONA and its executive officers and directors by reading the proxy statement and other filings referred to above.
Safe Harbor for Forward-Looking Statements
Certain items in this filing may contain forward-looking statements that are based on current expectations or beliefs, as well as assumptions about future events. Forward-looking statements are statements that contain predictions or projections of future events or performance, and often contain words such as “anticipates”, “can”, “estimates”, “believe”, “expects”, “projects”, “will”, “might”, or other words indicating a statement about the future. These statements are based on IONA’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual events to differ materially from those described in the forward-looking statements. Reliance should not be placed on any such statements because, by their very nature, they are subject to known and unknown risks and uncertainties and can be affected by factors that could cause them to differ materially from those expressed or implied in the forward-looking statements. IONA can give no assurance that expectations will be attained. Risks, uncertainties and other important factors that could cause actual events to differ materially from those expressed or implied in the forward-looking statements include, but are not limited to: risks associated with the effects of general economic and market conditions, lessening demand in the information technology market, difficulty managing operations and difficulty in keeping pace with rapid industry, technological and market changes and other risks and uncertainties discussed in documents filed with the Securities and Exchange Commission by IONA, including IONA’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 14, 2008 and IONA’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on

August 11, 2008. Such forward-looking statements speak only as of the date of this filing. IONA expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in IONA’s expectations with regard thereto or change in events, conditions, or circumstances on which any such statement is based.